UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2008 (June 30, 2008)
CPEX Pharmaceuticals, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-33895	26 – 1172076
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

2 Holland Way
Exeter, New Hampshire	03833
(Address of principal	(Zip Code)
executive office)
Registrant’s telephone number, including area code (603) 658-6100

No change since last report
(Former name or former address
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1 Form of Incentive Stock Option Certificate
EX-10.2 Form of Non-Statutory Stock Option Certificate
EX-10.3 Form of Restricted Stock Unit Certificate (Employees)
EX-10.4 Form of Restricted Stock Unit Certificate (Non-Employee Directors)
EX-99.1 Press Release dated July 1, 2008

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Forms of Certificates under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan
     CPEX Pharmaceuticals, Inc. (“CPEX”) is filing a copy of its current form of Incentive Stock Option Certificate, Non-Statutory Stock Option Certificate, Restricted Stock Unit Certificate (Employees) and Restricted Stock Unit Certificate (Non-Employee Directors) (the “Award Certificates”) to be used for grants under its 2008 Equity and Incentive Plan. Copies of the Award Certificates are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.
     On July 1, 2008 CPEX issued a press release announcing that at 11:59 p.m. on June 30, 2008, Bentley Pharmaceuticals, Inc. (“Bentley”) completed the distribution to its stockholders of all of its shares of common stock of CPEX. Bentley distributed one share of the CPEX common stock for every ten shares of Bentley common stock outstanding as of the close of business on June 20, 2008. Further details regarding the distribution may be found in CPEX’s Information Statement dated June 17, 2008, which was attached as Exhibit 99.1 to CPEX’s Current Report on Form 8-K filed June 18, 2008 and was mailed to Bentley stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

10.1	Form of Incentive Stock Option Certificate expected to be used in connection with future grants of incentive stock options under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

10.2	Form of Non-Statutory Stock Option Certificate expected to be used in connection with future grants of non-statutory stock options under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

10.3	Form of Restricted Stock Unit Certificate (Employees) expected to be used in connection with future grants of restricted stock units to employees under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

10.4	Form of Restricted Stock Unit Certificate (Non-Employee Directors) expected to be used in connection with future grants of restricted stock units to non-employee directors under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

99.1	Press Release, dated July 1, 2008.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC.
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer

Date: July 1, 2008

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CPEX PHARMACEUTICALS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated July 1, 2008
EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Incentive Stock Option Certificate expected to be used in connection with future grants of incentive stock options under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

10.2	Form of Non-Statutory Stock Option Certificate expected to be used in connection with future grants of non-statutory stock options under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

10.3	Form of Restricted Stock Unit Certificate (Employees) expected to be used in connection with future grants of restricted stock units to employees under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

10.4	Form of Restricted Stock Unit Certificate (Non-Employee Directors) expected to be used in connection with future grants of restricted stock units to non-employee directors under the CPEX Pharmaceuticals, Inc. 2008 Equity and Incentive Plan.

99.1	Press Release, dated July 1, 2008.

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